Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1993-1

KEY PERFORMANCE FACTORS
August, 1998

Scheduled Maturity                                      9/15/98


Coupon                                                  5.9875%


Excess Protection Level
   3 Month Average  14.49%
     August, 1998  21.19%
     July, 1998  13.01%
     June, 1998  9.25%



Cash Yield                                              39.41%


Investor Charge Offs                                    10.43%


Base Rate                                               7.79%


Over 35 Day Delinquency                                 5.38%


Seller's Interest                                       34.20%


Total Payment Rate                                      11.54%


Total Principal Balance                                $4,533,862,562.46


Investor Participation Amount                          $62,500,000.00


Seller Participation Amount                            $1,550,529,229.12